Second Sight



NASDAQ: EYES

Enriching the Lives of the Blind

September 2018

Forward Looking Statements

NASDAQ: EYES

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange and Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created by those sections. All statements in this release that are not based on historical fact are "forward looking statements." These statements may be identified by words such as "estimates," "anticipates," "projects," "plans," or "planned," "seeks," "may," "will," "expects," "intends," "believes," "should," and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments that Second Sight expects or anticipates will occur in the future, such as stated objectives or goals, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report, on Form 10-K, filed on March 20, 2018, our most recent 10-Q, filed on August 7, 2018 and our other reports filed from time to time with the Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Two Breakthrough Technologies

Argus® II
retinal prosthesis

- First and only FDA approved retinal prosthesis
- 20+ years and ~$200 million invested to develop and commercialize
- Established technology with 293+ implants
- Approved for individuals with retinitis pigmentosa (bare-light and no-light perception in U.S.)


Transmitter
Camera
Cable to video processor
Glasses and Video Processing Unit
Electronics Case
Electrode Array
Receiver (coil)

Orion™
visual cortical prosthesis system

- Leveraging Argus II technology
- Bypasses the retina and optic nerve to directly stimulate the brain
- Transformational technology with human trial initiated Q1 2018
- Broad label potential including:
  - Glaucoma, diabetic retinopathy, optic nerve disease and trauma


Video Camera in Glasses


Electrode array implant on surface of brain

Argus® II: Effective Treatment for Blindness

Argus II is a retinal prosthesis that induces visual perception in individuals with severe to profound retinitis pigmentosa (RP)



Orion is our Strategic Priority



Orion

Execute clinical and R&D programs

- 6 subject feasibility study at UCLA and Baylor ongoing
- FDA Breakthrough Device designation for expedited path
- Projects underway to iterate implant design and externals in preparation for pivotal trial



Argus

Commercial focus on capital efficiency & leverage

- Markets and activities with near-term ROI and highest impact
- Centers of excellence strategy to build sustainable business model
- Market development and artificial vision rehab competencies required for Argus and Orion



Research

Research projects to improve user experience

- Technologies in research phase, many with partners, to enhance visual acuity or create a richer user experience
- Examples include object & facial recognition, distance filtering, thermal imaging and eye tracking
- Technologies applicable to Argus and Orion platforms

Orion: Designated as Breakthrough Device

Leveraging Argus II technology, our breakthrough Orion platform bypasses the damaged eye and/or optic nerve to directly stimulate the brain

- Orion has the potential to treat many forms of blindness including glaucoma, diabetic retinopathy, optic nerve disease and trauma
- Received FDA Breakthrough Device designation
  - Expedited clinical and regulatory path to U.S. commercialization
- Third-party market research validates robust market size for Orion in U.S.


U.S.
500,000+
70,000+
Legally blind due to
Glaucoma, diabetic retinopathy, optic
nerve disease, eye trauma
Addressable market
With bare light or no light
perception

Market outside US expected to be larger than U.S.

Orion is potentially a multi-billion dollar market opportunity

Encouraging Early Orion Feasibility Study Results

- Conducting a six subject feasibility study at **UCLA Medical Center** and the **Baylor College of Medicine**
  - Five subjects implanted and activated in 1H 2018
  - All report seeing spots of light on virtually all electrodes
- Observations from our early testing include the following:
  - Stimulation parameters are within expected ranges and are generally stable
  - Spatial maps vary by subject and are generally stable over time
  - Field of view appears to be larger than Argus
  - Several subjects are undergoing direction of motion testing and early test results are encouraging
  - Device reliability and performance have been good





Orion Leverages Argus Experience & Technology

COE model and artificial vision rehabilitation

- Centers of Excellence model to build regional Argus centers
- Best practices development and pioneered post-surgical rehabilitation to improve patient satisfaction and outcomes

Effective patient outreach & screening with U.S. patient database

- Effective patient outreach programs & a multi-step patient qualification process
- Large & growing U.S. patient database that includes potential Argus and Orion patients

Market access & reimbursement expertise

- Established therapy in over a dozen markets worldwide
- Highest CMS outpatient reimbursement rate in U.S.
- First device accepted in Forfait Innovation program in France

Argus II technology platform

- Established technology with 10 years+ experience implant durability
- Proprietary algorithms for artificial vision, leverage into Orion

Argus Strategy: Capital Efficiency and Building Strategic Value



Execute Argus business with capital efficiency

- High bar for new markets or expansion in current markets
- Improve cost structure and utilization of commercial team
- Focus on Centers of Excellence



Develop Argus commercial competencies that are strategic for Orion

- Patient outreach, patient qualification & U.S. patient database
- Artificial vision rehabilitation expertise



Invest in Argus R&D that benefits Orion

- Argus externals including eyewear, camera and VPU
- Software and proprietary software/algorithms used to create artificial vision

Research Projects to Enhance User Experience



Eye tracking

- Move the implant field of view in conjunction with the movement of the user's eyes

Thermal imaging

- Infrared imaging would allow users to visualize warm objects such people in a room

Depth based decluttering

- Allow users to filter out objects further than a defined distance

Object recognition

- Receive additional auditory and/or haptic information integrated with their artificial vision

Key Drivers of Shareholder Value through 2019

Orion

- Complete Orion feasibility trial and release interim data from first 6 patients
- Agreement on pivotal and post-market trial designs via the FDA's Breakthrough Device Program
- Initiation of U.S. Orion pivotal trial


Maximize
Argus II ROI
Launch Argus 2s
Next Gen Externals
Orion Feasibility
Study Data
Agreement w/ FDA
for Orion Clinical &
Regulatory Pathway
Initiate Orion
Pivotal Trial

Argus II

- Prioritize Argus activities that maximize ROI or have strategic value to Orion
- Submit regulatory filings for Argus 2s next-generation externals and execute commercial launch

Select Financial Data

(USD $ in thousands)	Q2 2018	FY 2017	FY 2016
Implants	***17***	***75 (30 in Q4)***	***42 (7 in Q4)***
Revenue	$1,907	$7,964	$3,985
Gross Profit (Loss)	$1,071	$2,847	$(6,091)
Net Loss	$(7,961)	$(28,516)	$(33,179)
Non-GAAP Adjusted Net Loss[1]	$(7,120)	$(27,576)	$(24,812)

(USD $ in thousands)	June 30, 2018	December 31, 2017
Cash and cash equivalents	$7,476	$7,839
Raised $15.0 million in 2018 from private placement transactions (May and August)		
Debt	$0	$0

Second Sight

1) Non-GAAP adjusted net loss excludes non-cash expenses including stock-based compensation and reserve for excess inventory.

Second Sight Investment Highlights

- **Argus II business focused on capital efficiency and strategic benefit**
  - ROI and cost structure improvements important when evaluating markets or expansion
  - Commercial competencies and R&D efforts such as Argus 2s next-gen externals that benefit Orion are prioritized
- **Orion is a large market opportunity that's more than 50x the current RP market**
  - Potential to treat nearly all forms of blindness including diabetic retinopathy, glaucoma, optic nerve disease and eye injury
  - Six subject feasibility study at UCLA and Baylor underway with good early results and interim data in next 6 months
  - FDA Breakthrough Device designation provides expedited regulatory and clinical pathway
- **Orion leverages Argus**
  - Orion leverages Argus technology including implantable array, externals and proprietary software / algorithms for creating artificial vision
  - Orion also leverages reimbursement success, patient outreach & screening expertise as well as artificial vision rehabilitation competencies
- **Future technologies under development beneficial to Argus and Orion**
  - Eye-tracking, thermal imaging and depth-based decluttering provide improved or more useful vision
  - Object recognition and facial recognition create enhanced user experience

Contacts

Second Sight Medical Products, Inc.
12744 San Fernando Road
Suite 400
Sylmar, CA 91342
Main: 818-833-5000
www.secondsight.com

Will McGuire
President & CEO
Direct: 818-833-5040
wmcguire@secondsight.com

Retail Investor Relations
Greg Falesnik
Managing Director
MZ North America
Direct: 949-385-6449
Greg.Falesnik@mzgroup.us

Institutional Investor Relations
Lisa Wilson
President
In-Site Communications, Inc.
Direct: 212-452-2793
lwilson@insitecony.com